Exhibit 31.2
RULE 13a-14(a) CERTIFICATION IN
ACCORDANCE WITH SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Holtz, Chief Financial Officer of KORE Group Holdings, Inc. (the “Company”), certify that:

1.    I have reviewed this Form 10-K/A of the Company; and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2024

KORE GROUP HOLDINGS, INC.

By:	/s/ Paul Holtz
Paul Holtz
Executive Vice President and Chief Financial Officer